UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 20, 2017

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Blvd., Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 654-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 20, 2017, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)	The election of eight members to the Board of Directors;

(2)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018;

(3)	Approval by a Non-Binding Advisory Vote to approve the compensation by the Company to Certain Executive Officers; and

(4)	Approval by a Non-Binding Advisory Vote on frequency of Say-On-Pay-Vote.

1.	Election of Directors

Director's Name	Votes For	Votes Withheld	Broker Non-Votes

Class A Directors:

Paul C. Kreuch, Jr.	11,215,083	3,955,316	4,687,150
Peter A. Lesser	11,225,241	3,945,158	4,687,150
Denise Waund Gibson	11,353,169	3,817,230	4,687,150
John Adamovich, Jr.	14,226,568	943,831	4,687,150

Class A and B Directors:

John J. Shalam	32,711,874	5,068,065	4,687,150
Patrick M. Lavelle	33,210,097	4,569,842	4,687,150
Charles M. Stoehr	30,404,855	7,375,084	4,687,150
Ari M. Shalam	33,163,630	4,616,309	4,687,150

2.	Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 28, 2018:

Votes For	Votes Against	Votes Abstained

42,042,413	315,151	109,650

3.	Approval by a Non-Binding Advisory Vote to Approve the Compensation by the Company to Certain Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

29,735,162	7,992,895	51,882	4,687,150

4.	Approval by a Non-Binding Advisory Vote on Frequency of Say-On-Pay Vote:

Every Year	Every Two Years	Every Three Years	Abstentions

10,366,193	28,566	27,212,777	172,403

Accordingly, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future “say-on-pay” votes was for such vote to occur “every three years”, supporting the Board’s recommendation that an advisory say-on-pay stockholder vote be included in the Company’s proxy statement for, and voted on by stockholders at, a meeting of stockholders every three years. No later than December 17, 2017, the Company will disclose by amendment to this Current Report on Form 8-K (pursuant to Item 5.07 (d) of Form 8-K) the decision of the Board of Directors in light of this advisory vote as to how frequently the Company will include a “say-on-pay” advisory stockholder vote in its future proxy materials.

Item 7.01        Regulation FD Disclosure

On July 20, 2017, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, made remarks to the Company’s shareholders and invited guests and a question and answer period followed. A transcript of Mr. Shalam’s remarks and the question and answer period is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Shareholders Meeting (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: July 25, 2017
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer